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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 30, 2003

                            RELIANT RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                       1-16455                76-0655566
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)


                     1111 LOUISIANA STREET
                        HOUSTON, TEXAS                       77002
           (Address of Principal Executive Offices)        (Zip Code)


       Registrant's telephone number, including area code: (713) 497-3000


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

          99.1 Press release issued by Reliant Resources, Inc. on January 30, 2003 announcing the earnings of Reliant Resources, Inc. for (i) the quarterly period ended December 31, 2002 and (ii) the fiscal year ended December 31, 2002.

          99.2 Slide presentation given by certain executive officers of Reliant Resources, Inc. on January 30, 2003.


ITEM 9.  REGULATION FD DISCLOSURE.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Reliant Resources, Inc.'s announcement of its earnings for (i) the quarterly period ended December 31, 2002 and (ii) the fiscal year ended December 31, 2002, as presented in a press release dated January 30, 2003.

Attached hereto as Exhibit 99.2 and incorporated by reference herein is the slide presentation used by certain executive officers of Reliant Resources, Inc. when they spoke to the public, as well as various members of the financial and investing community on January 30, 2003.


The information in this Item 9 is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in this Item 9 will not be incorporated by reference into any registration statement filed by Reliant Resources, Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Reliant Resources Inc. that (i) the information in this report is material or complete or (ii) investors should consider this information before making an investment decision with respect to any security of Reliant Resources, Inc. or any of its affiliates.

A copy of this report has been made available on Reliant Resources, Inc.'s web site found at www.reliantresources.com in the investor relations section.

                           FORWARD-LOOKING STATEMENTS

Some of the statements in this report and the exhibits hereto are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Reliant Resources Inc. believes that the expectations and the underlying assumptions reflected in its forward-looking statements are reasonable, there can be no assurance that these expectations will prove to be correct. Forward-looking statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the forward-looking statements. References in this report to the terms "we," "us," "our" or other similar terms mean Reliant Resources, Inc. and its subsidiaries. The words "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook" and other similar words are intended to identify our forward-looking statements.


In addition to the matters described in this report and the exhibits hereto, the following are some of the factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements:

     o state, federal and international legislative and regulatory developments, including deregulation, re-regulation and restructuring of the electric utility industry, changes in or application of environmental and other laws and regulations to which we are subject, and changes in or application of laws or regulations applicable to other aspects of our business, such as commodities trading and hedging activities;

     o the outcome of pending lawsuits, governmental proceedings and investigations;

     o the effects of competition, including the extent and timing of the entry of additional competitors in our markets;

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     o    Liquidity concerns in our markets;

     o the degree to which we successfully integrate the operations and assets of Orion Power Holdings, Inc. into our wholesale energy segment;

     o the successful and timely completion of our construction projects, as well as the successful start-up of completed projects;

     o    any reduction in our trading, marketing and origination activities;

     o our pursuit of potential business strategies, including acquisitions or dispositions of assets or the development of additional power generation facilities;

     o the timing and extent of changes in commodity prices and interest rates;

     o the availability of adequate supplies of fuel, water, and associated transportation necessary to operate our generation portfolio;

     o weather variations and other natural phenomena, which can affect the demand for power from or our ability to produce power at our generating facilities;

     o financial market conditions, our access to capital and the results of our financing and refinancing efforts, including availability of funds in the debt/capital markets for merchant generation companies;

     o the creditworthiness or bankruptcy or other financial distress of our counterparties;

     o    actions by rating agencies with respect to us or our competitors;

     o    acts of terrorism or war;

     o    the availability and price of insurance;

     o the reliability of the systems, procedures and other infrastructure necessary to operate our retail electric business, including the systems owned and operated by the independent system operator in the Electric Reliability Council of Texas;

     o political, legal, regulatory and economic conditions and developments in the United States and in foreign countries in which we operate, including the effects of fluctuations in foreign currency exchange rates;

     o    the successful operation of deregulating power markets; and

     o the resolution of the refusal by certain California market participants to pay our receivables balances.


Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RELIANT RESOURCES, INC.
                                              (Registrant)



Date: January 30, 2003                  By:      /s/ Mark M. Jacobs
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                                                 Mark M. Jacobs
                                                 Executive Vice President and
                                                 Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit
Number            Exhibit Description
-------           -------------------
99.1 Press release issued by Reliant Resources, Inc. on January 30, 2003 announcing the earnings of Reliant Resources, Inc. for (i) the quarterly period ended December 31, 2002 and (ii) the fiscal year ended December 31, 2002.

99.2 Slide presentation given by certain executive officers of Reliant Resources, Inc. on January 30, 2003.

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